SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 21, 2002

TransTechnology Corporation (Exact Name of Registrant as Specified in Charter)

Delaware	1-7872	95-4062211

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Allen Road, Liberty Corner, New Jersey	07938

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 903-1600

(Former Name or Former Address, if Changed Since Last Report)

TRANSTECHNOLOGY CORPORATION

FORM 8-K

ITEM 2.	Acquisition or Disposition of Assets.

On February 21, 2002, the Registrant completed the previously announced sale of substantially all of the assets, including real estate, of its indirect, wholly-owned subsidiary, Seeger-Orbis GmbH & Co., OHG (“Seeger”) to Barnes Group (Germany) GmbH & Co. OHG (“Buyer”), a newly formed subsidiary of Barnes Group, Inc. The purchase price for the transaction was $20 million, subject to a post-closing purchase price adjustment. The cash proceeds of the sale were used to retire a portion of the Registrant’s senior debt.

ITEM 7.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

Pro Forma Financial Statements Introduction

Pro Forma Condensed Statement of Operations for the Twelve Months Ended March 31, 1999

Pro Forma Condensed Statement of Operations for the Twelve Months Ended March 31, 2000

Pro Forma Condensed Statement of Operations for the Twelve Months Ended March 31, 2001

Notes to Pro Forma Condensed Financial Statements

(c)	Exhibits.

Exhibit	Description

2.5	Purchase Agreement regarding Real Property and Moveable Assets dated as of January 31, 2002 among Seeger-Orbis GmbH & Co. OHG, TransTechnology Corporation, TransTechnology GB Ltd., Barnes Group GmbH & Co. OHG and Barnes Group, Inc. (incorporated by reference from the Registrant’s Quarterly Report on Form 10-Q for the Quarter Ended December 30, 2001)

99.1	Pro Forma Financial Statements Introduction

99.2	Pro Forma Condensed Statement of Operations for the Twelve Months Ended March 31, 1999 (incorporated by reference from the Registrant’s Current Report on Form 8-K/A filed with the Commission on February 19, 2002)

Exhibit	Description

99.3	Pro Forma Condensed Statement of Operations for the Twelve Months Ended March 31, 2000 (incorporated by reference from the Registrant’s Current Report on Form 8-K/A filed with the Commission on February 19, 2002)

99.4	Pro Forma Condensed Statement of Operations for the Twelve Months Ended March 31, 2001 (incorporated by reference from the Registrant’s Current Report on Form 8-K/A filed with the Commission on February 19, 2002)

99.5	Notes to Pro Forma Condensed Financial Statements (incorporated by reference from the Registrant’s Current Report on Form 8-K/A filed with the Commission on February 19, 2002)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSTECHNOLOGY CORPORATION

By: /s/ Joseph F. Spanier

Its: Chief Financial Officer, Vice President and Treasurer

Date: March 7, 2002

Exhibit Index

Exhibit	Description

2.5	Purchase Agreement regarding Real Property and Moveable Assets dated as of January 31, 2002 among Seeger-Orbis GmbH & Co. OHG, TransTechnology Corporation, TransTechnology GB Ltd., Barnes Group GmbH & Co. OHG and Barnes Group, Inc. (incorporated by reference from the Registrant’s Quarterly Report on Form 10-Q for the Quarter Ended December 30, 2001)

99.1	Pro Forma Financial Statements Introduction

99.2	Pro Forma Condensed Statement of Operations for the Twelve Months Ended March 31, 1999 (incorporated by reference from the Registrant’s Current Report on Form 8-K/A filed with the Commission on February 19, 2002)

99.3	Pro Forma Condensed Statement of Operations for the Twelve Months Ended March 31, 2000 (incorporated by reference from the Registrant’s Current Report on Form 8-K/A filed with the Commission on February 19, 2002)

99.4	Pro Forma Condensed Statement of Operations for the Twelve Months Ended March 31, 2001 (incorporated by reference from the Registrant’s Current Report on Form 8-K/A filed with the Commission on February 19, 2002)

99.5	Notes to Pro Forma Condensed Financial Statements (incorporated by reference from the Registrant’s Current Report on Form 8-K/A filed with the Commission on February 19, 2002)